                                                                Exhibit 10.14b


                                SECOND AMENDMENT
                                       TO
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                                  TMCT II, LLC


          THIS SECOND AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF TMCT II, LLC (this "SECOND AMENDMENT") is made and entered into as of the 1st day of August, 2002, by and among Tribune Company, a Delaware corporation ("TRIBUNE"), Chandler Trust No. 1 and Chandler Trust No. 2 (collectively, the "CHANDLER TRUSTS").

                              W I T N E S S E T H:

          WHEREAS, The Times Mirror Company ("TMC"), the Chandler Trusts, Eagle New Media Investments, LLC, a Delaware limited liability company, Eagle Publishing Investments, LLC, a Delaware limited liability company, Fortification Holdings Corporation, a Delaware corporation, and Wick Holdings Corporation, a Delaware corporation, entered into the Amended and Restated Limited Liability Company Agreement of TMCT II, LLC dated as of September 3, 1999 (as amended by the First Amendment dated August 14, 2000, the "OPERATING AGREEMENT");

          WHEREAS, Tribune succeeded TMC as Managing Member of TMCT II, LLC on June 12, 2000 pursuant to the merger of TMC with and into Tribune; and

          WHEREAS, Tribune and the Chandler Trusts now desire to amend the Operating Agreement on the terms and conditions set forth in this Second Amendment.

          NOW, THEREFORE, for and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Section 6.3 (a) of the Operating Agreement is hereby deleted in its entirety and the following is substituted therefor:

               "(a) NUMBER OF INVESTMENT COMMITTEE MEMBERS. The number of members of the Investment Committee shall be three. Tribune shall have the right to designate one member of the Investment Committee (the "TRIBUNE DESIGNATED INVESTMENT COMMITTEE MEMBER"), who shall be Donald
          C. Grenesko. Trust 1 and Trust 2 shall have the right to designate two members (the "TRUST DESIGNATED INVESTMENT COMMITTEE MEMBERS"), who shall be William Stinehart, Jr. and Warren B. Williamson; provided, however, that following the Trust Termination, the Trust Designated Investment Committee Members shall be designated by the

          Representatives. Each member of the Investment Committee shall hold office until his or her successor shall have been designated pursuant to paragraph (d) below or until such member of the Investment Committee shall resign or shall have been removed in the manner provided herein. All members of the Investment Committee shall be either (i) Members of the Company, (ii) officers, directors, trustees, employees or beneficiaries of a Member of the Company or (iii) after the Trust Termination, the Representatives."

2. All references in the Operating Agreement to "TMC Designated Investment Committee Members" are hereby replaced with "Tribune Designated Investment Committee Member."

3. Except as herein specifically modified and amended, all the terms, covenants and conditions of the Operating Agreement are hereby adopted and reaffirmed by the parties hereto and shall remain in full force and effect. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Operating Agreement. This Second Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement.



                            [Signature pages follow]

          IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.


                                     TRIBUNE COMPANY

                                     By: /s/ Donald C. Grenseko
                                         ---------------------------------------
                                     Its: Senior Vice President


                                     CHANDLER TRUST NO. 1

                                     By: /s/ Gwendolyn Garland Babcock
                                         ---------------------------------------
                                             Gwendolyn Garland Babcock,
                                             as trustee of Chandler Trust No. 1
                                             under Trust Agreement dated
                                             June 26, 1935


                                     By: /s/ Jeffrey Chandler
                                         ---------------------------------------
                                             Jeffrey Chandler,
                                             as trustee of Chandler Trust No. 1
                                             under Trust Agreement dated
                                             June 26, 1935


                                     By: /s/ William Stinehart, Jr.
                                         ---------------------------------------
                                             William Stinehart, Jr.,
                                             as trustee of Chandler Trust No. 1
                                             under Trust Agreement dated
                                             June 26, 1935


                                     By: /s/ Warren B. Williamson
                                         ---------------------------------------
                                             Warren B. Williamson,
                                             as trustee of Chandler Trust No. 1
                                             under Trust Agreement dated
                                             June 26, 1935

                                     By: /s/ Camilla Chandler Frost
                                         ---------------------------------------
                                             Camilla Chandler Frost,
                                             as trustee of Chandler Trust No. 1
                                             under Trust Agreement dated
                                             June 26, 1935


                                     By: /s/ Roger Goodan
                                         ---------------------------------------
                                             Roger Goodan,
                                             as trustee of Chandler Trust No. 1
                                             under Trust Agreement dated
                                             June 26, 1935


                                     By: /s/ Judy C. Webb
                                         ---------------------------------------
                                             Judy C. Webb,
                                             as trustee of Chandler Trust No. 1
                                             under Trust Agreement dated
                                             June 26, 1935



                                     CHANDLER TRUST NO. 2

                                     By: /s/ Gwendolyn Garland Babcock
                                         ---------------------------------------
                                             Gwendolyn Garland Babcock,
                                             as trustee of Chandler Trust No. 2
                                             under Trust Agreement dated
                                             June 26, 1935


                                     By: /s/ Jeffrey Chandler
                                         ---------------------------------------
                                             Jeffrey Chandler,
                                             as trustee of Chandler Trust No. 2
                                             under Trust Agreement dated
                                             June 26, 1935

                                     By: /s/ William Stinehart, Jr.
                                         ---------------------------------------
                                             William Stinehart, Jr.,
                                             as trustee of Chandler Trust No. 2
                                             under Trust Agreement dated
                                             June 26, 1935


                                     By: /s/ Warren B. Williamson
                                         ---------------------------------------
                                             Warren B. Williamson,
                                             as trustee of Chandler Trust No. 2
                                             under Trust Agreement dated
                                             June 26, 1935


                                     By: /s/ Camilla Chandler Frost
                                         ---------------------------------------
                                             Camilla Chandler Frost,
                                             as trustee of Chandler Trust No. 2
                                             under Trust Agreement dated
                                             June 26, 1935


                                     By: /s/ Roger Goodan
                                         ---------------------------------------
                                             Roger Goodan,
                                             as trustee of Chandler Trust No. 2
                                             under Trust Agreement dated
                                             June 26, 1935


                                     By: /s/ Judy C. Webb
                                         ---------------------------------------
                                             Judy C. Webb,
                                             as trustee of Chandler Trust No. 2
                                             under Trust Agreement dated
                                             June 26, 1935